UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2022 (January 11, 2022)

Capstar Special Purpose Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39362	84-4730610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West 14th Street, Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 340-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CPSR.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CPSR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CPSR WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                 Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 11, 2022, Capstar Special Purpose Acquisition Corp., a Delaware corporation (“CPSR” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 25,643,831 (74.3%) of CPSR’s issued and outstanding shares of common stock held of record as of November 15, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. CPSR’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.

The Business Combination Proposal. To adopt a proposal to (a) adopt and approve the Business Combination Agreement, dated as of July 19, 2021, as amended on November 8, 2021 and December 30, 2021 (as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among CPSR, CPSR Gelesis Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of CPSR (“Merger Sub”), and Gelesis, Inc., a Delaware corporation (“Gelesis”), pursuant to which Merger Sub will merge with and into Gelesis, with Gelesis surviving the merger as a wholly-owned subsidiary of CPSR and (b) approve the Business Combination (as defined in the Business Combination Agreement). In connection with the Business Combination, CPSR will be renamed “Gelesis Holdings, Inc.” (“New Gelesis”) and Gelesis will retain its name “Gelesis, Inc.”

Subject to the terms and conditions set forth in the Business Combination Agreement, at the Effective Time (as defined in the Business Combination Agreement), based on an implied equity value of $675 million:

(i)	each share of CPSR Class A common stock and CPSR Class B common stock issued and outstanding immediately prior to the Effective Time will become one share of New Gelesis common stock;

(ii)	each share of Gelesis outstanding as of immediately prior to the Effective Time will be automatically cancelled and extinguished and converted into a right to receive shares of New Gelesis common stock;

(iii)	each share of capital stock of Merger Sub issued and outstanding as of immediately prior to the Effective Time will be automatically cancelled and extinguished and converted into one share of New Gelesis common stock;

(iv)	all vested and unvested Gelesis options will be assumed by New Gelesis and thereafter be settled or exercisable for shares of New Gelesis common stock and each Gelesis warrant will be assumed by New Gelesis and thereafter be a warrant to purchase shares of New Gelesis common stock;

(v)	all vested and unvested Gelesis options will be assumed by New Gelesis and thereafter be settled or exercisable for shares of New Gelesis common stock and each Gelesis warrant will be assumed by New Gelesis and thereafter be a warrant to purchase shares of New Gelesis common stock; and

(vi)	each holder of shares of Gelesis common stock, Gelesis options and Gelesis warrants will receive its pro rata portion of 23,483,250 restricted earn out shares of New Gelesis common stock, which will vest (in part) in equal thirds if the trading price of New Gelesis common stock is greater than or equal to $12.50, $15.00 and $17.50, respectively, for any 20 trading days within any 30-trading day period on or prior to the date that is five years following the Effective Time and will also vest in connection with any Change of Control Transaction (as defined in the Business Combination Agreement) with respect to New Gelesis if the applicable thresholds are met in such Change of Control Transaction during the same five-year deadline.

Votes For	Votes Against	Abstentions
24,835,281	807,450	1,100

2.

The Charter Amendment Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, a proposed amended and restated certificate of incorporation (the “Proposed Charter”), which will amend and restate CPSR’s current amended and restated certificate of incorporation (the “Current Charter”), and which Proposed Charter will be in effect when duly filed with the Secretary of the State of the State of Delaware in connection with the Closing (as defined in the Business Combination Agreement):

Holders of CPSR Class A common stock, voting separately as a single class:

Votes For	Votes Against	Abstentions
17,935,281	807,450	1,100

Holders of CPSR Class A common stock and CPSR Class B common stock, voting together as a single class:

Votes For	Votes Against	Abstentions
24,835,281	807,450	1,100

3.	The Advisory Charter Proposals. To adopt a proposal to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the Securities and Exchange Commission as seven separate sub-proposals:

a.	Advisory Charter Proposal A – To change the corporate name of New Gelesis to “Gelesis Holdings, Inc.”:

Votes For	Votes Against	Abstentions
24,463,729	807,450	372,652

b.	Advisory Charter Proposal B – To increase CPSR’s capitalization so that it will have 900,000,000 authorized shares of common stock and 250,000,000 authorized shares of preferred stock:

Votes For	Votes Against	Abstentions
23,040,986	2,230,193	372,652

c.	Advisory Charter Proposal C – To divide the New Gelesis board of directors into three classes with staggered three-year terms:

Votes For	Votes Against	Abstentions
22,450,379	2,820,800	372,652

d.	Advisory Charter Proposal D – To provide that the removal of any director be only for cause and only by the affirmative vote of holders of at least 662∕3% of New Gelesis’ then outstanding shares entitled to vote at an election of directors:

Votes For	Votes Against	Abstentions
22,466,285	2,804,894	372,652

e.	Advisory Charter Proposal E – To provide that certain amendments to provisions of the Proposed Charter will require the affirmative vote of holders of at least 662∕3% of New Gelesis’ then outstanding shares of capital stock entitled to vote thereon, and the affirmative vote of at least 662∕3% of New Gelesis’ then outstanding shares of each class entitled to vote thereon as a class:

Votes For	Votes Against	Abstentions
22,449,377	2,821,802	372,652

f.	Advisory Charter Proposal F – To make New Gelesis’ corporate existence perpetual as opposed to CPSR’s corporate existence, which is required to be dissolved and liquidated twenty-four (24) months following the closing of its initial public offering, and to remove from the Proposed Charter the various provisions applicable only to blank check companies:

Votes For	Votes Against	Abstentions
24,463,729	807,450	372,652

g.	Advisory Charter Proposal G – To remove the provisions setting the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain stockholder actions:

Votes For	Votes Against	Abstentions
23,041,486	2,229,693	372,652

4.	The NYSE Stock Issuance Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, (a) the issuance of up to 96,876,625 newly issued shares of New Gelesis Common Stock in the Business Combination, which amount will be determined as described in the proxy statement/prospectus for the Special Meeting, and (b) the PIPE Financing (as defined in the Business Combination Agreement):

Votes For	Votes Against	Abstentions
24,834,781	809,050	0

5.	The Director Election Proposal. To approve, assuming the Business Combination Proposal is approved and adopted, the appointment of eight directors who, upon consummation of the Business Combination, will become directors of New Gelesis:

Votes For	Votes Against	Abstentions
24,836,381	807,450	0

6.	The Equity Incentive Plan Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, the Gelesis Holdings, Inc. 2021 Stock Option and Incentive Plan, a copy of which is appended to the Business Combination Agreement as Exhibit h, which will become effective the day prior to the Closing:

Votes For	Votes Against	Abstentions
24,817,383	826,448	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR SPECIAL PURPOSE ACQUISITION CORP.

Date: January 12, 2022	/s/ R. Steven Hicks
Name: R. Steven Hicks
Title: Chairman, Chief Executive Officer and Chief Financial Officer